SUBSEQUENT EVENTS	3 Months Ended
Mar. 31, 2013
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

16.   SUBSEQUENT EVENTS

  On April 9, 2013, the Company announced that it had entered into a subscription agreement for 26,966,292 units of Sulliden Gold Corporation Ltd. ("Sulliden") at a non-brokered private placement price of C$0.89 per unit for total consideration of C$24.0 million. Each unit is comprised of one common share of Sulliden and 0.7 of one common share purchase warrant, representing 9.96% of the issued and outstanding common shares of Sulliden. Each whole common share purchase warrant entitles the holder to acquire one common share of Sulliden at a price of C$1.31 for a period of two years from the April 12, 2013 closing date.

  On April 23, 2013, the Company announced that it had entered into a subscription agreement for 6,250,000 units of Kootenay Silver Inc. ("Kootenay") at a non-brokered private placement price of C$0.76 per unit for total consideration of C$4.8 million. Each unit is comprised of one common share of Kootenay and one-half of one common share purchase warrant, representing 9.96% of the issued and outstanding common shares of Kootenay. Each whole common share purchase warrant entitles the holder to acquire one common share of Kootenay at a price of C$1.08 for a period of two years from the April 26, 2013 closing date.

  On April 30, 2013, Agnico Eagle announced that the Board approved the payment of a quarterly cash dividend of $0.22 per common share, payable on June 17, 2013 to holders of record of the common shares of the Company on June 3, 2013.